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                                                                  EXHIBIT 10.132

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT made and entered into this _____ day of August, 1996, by and between BOARDWORKS OUTDOOR ADVERTISING COMPANY, INC., a Florida corporation, hereinafter referred to as "Seller", and PAXSON OUTDOOR, INC., a Florida corporation, hereinafter referred to as "Buyer."

                              W I T N E S S E T H :

         WHEREAS, Seller is the owner of twenty-two (22) outdoor advertising display structures and permits necessary to construct outdoor advertising display structures in fourteen (14) additional locations, as described on Exhibit A attached hereto ("Billboards"), real estate leasehold interests under real property leases for each of the sites on which the Billboards are currently located ("Land Leases"), permits necessary for the ownership and operation of the constructed Billboards, leases of Billboard space with Billboard advertising customers, and other related assets as will be more specifically described in this Agreement (collectively, the "Assets") which Seller operates as part of Seller's commercial billboard outdoor advertising business (such part hereinafter referred to as the "Outdoor Advertising Business"), and

         WHEREAS, Seller desires to sell, transfer, assign and convey the Assets to Buyer subject to the terms, provisions and conditions of this Agreement, and

         WHEREAS, Buyer desires to acquire from Seller said Assets subject to the terms, provisions and conditions of this Agreement.

         NOW, THEREFORE, in exchange for mutually agreeable consideration, the parties hereby agree as follows:

         1. Sale. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer, assign and deliver and Buyer agrees to buy, on the Closing Date, subject to the terms and conditions set forth herein, all of the Assets of the Outdoor Advertising Business free and clear of all debts, liens, encumbrances or other liabilities.

         2. Price. The total purchase price for the Assets shall be One Million Three Hundred Thousand Dollars ($1,300,000). Within three (3) days of full execution of this Agreement, Buyer shall make an earnest money deposit in the amount of $100,000 with First Union National Bank, as escrow agent. Such deposit shall be deposited in an interest-bearing escrow account. The deposit, together with all interest earned thereon, shall be applied to the purchase price at Closing. The purchase price shall be increased or decreased as required to effectuate the proration of revenues and expenses in accordance with this Agreement and with the principle that Seller shall be entitled to all revenues and responsible for all expenses, costs and liabilities allocable to the period prior


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to the Closing and Buyer shall be entitled to all revenues and responsible for all expenses, costs and obligations allocable to the period on and after the Closing.

         3. Assets to be Purchased. The term "Assets," as used herein to mean the assets to be purchased under this Agreement, shall include all the assets of Seller relating to the Outdoor Advertising Business, including without limitation all right, title, and interest in and to all of the following:

                  A. Any and all land, buildings, improvements, fixtures, easements, and rights appurtenant thereto which are owned, leased or otherwise used by Seller in the conduct of the Outdoor Advertising Business, including without limitation any and all real property interests in the Billboards and Seller's leasehold interests under the Land Leases described on Exhibit B attached hereto;

                  B. All tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, and tools) including without limitation the Billboards described on Exhibit A and other tangible personal property described on Exhibit C attached hereto;

                  C. All licenses and permits necessary for the ownership and operation of the Billboards and the Outdoor Advertising Business (the "Permits"), including without limitation the Permits listed on Exhibit D attached hereto;

                  D. All leases or licenses of Billboard space between Seller and Billboard advertising customers (the "Sign Leases"), including without limitation those Sign Leases described on Exhibit E attached hereto;

                  E. Service agreements, leases and other contracts relating to the Outdoor Advertising Business (the "Service Agreements"), including without limitation those Service Agreements described on Exhibit F attached hereto;

                  F. Intellectual property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;

                  G. Claims, deposits, repayments, refunds, causes of action, choses in action, rights of recovery, rights of set-off, and rights of recoupment;

                  H. Franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies;


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                  I. Books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials; and

                  J. All currently existing and hereafter arising proceeds of all of the foregoing.

         Finally, Seller's principal, Larry Roberts and/or Warren Estes, shall provide his services to assist Buyer in the construction of the fourteen (14) permitted, but unbuilt billboard locations along the Florida Turnpike and I-75 following Closing. Compensation for Mr. Roberts' and or Mr. Estes service is included as part of the Purchase Price set out in paragraph 2 above and he shall receive no additional compensation aside from the reimbursement of approved out-of-pocket expenses. Mr. Roberts and Mr. Estes shall supervise each billboards construction for a period of sixty (60) days following Closing or sooner if Buyer and Seller mutually agree that his supervision is no longer required. Buyer shall be responsible for all other expenses associated with the construction of the these fourteen (14) locations.

         4. Assumption of Liabilities and Obligations. As of the date of Closing, Buyer shall assume and undertake to pay, discharge, and perform all obligations and liabilities arising under the Land Leases, Sign Leases, Service Contracts, or otherwise arising from the ownership or operation of the Assets and the conduct of the Outdoor Advertising Business to the extent that such obligations and liabilities relate to the time after the Closing. Buyer shall not assume any other obligations or liabilities of Seller, including without limitation: any obligations or liabilities under any agreement not included in the agreements to be assigned hereunder; any obligations or liabilities under the agreements to be assigned hereunder relating to a period prior to Closing; any claims, litigation, or proceedings relating to the operation of the Assets or the conduct of the Outdoor Advertising Business prior to Closing, whether asserted or filed before or after Closing; any obligations or liabilities of Seller under any management incentive, employee pension, retirement, or other benefit plans; any obligations or liabilities of Seller under any collective bargaining agreement; any obligation to any employee of Seller for severance benefits, vacation time, or sick leave accrued prior to Closing; any credit agreements, note purchase agreements, indentures, or other financing arrangements; any agreements entered into other than in the ordinary course of business; or any obligations or liabilities caused by, arising out of, or resulting from any action or omission of Seller prior to Closing. All of such excluded obligations and liabilities shall remain the obligations and liabilities solely of Seller.

         5. Representations, Covenants and Warranties of Buyer. As a material inducement to Seller to enter into this Agreement, Buyer makes the following representations, covenants and warranties.



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                  A. Buyer has all requisite power and authority to execute and deliver this Agreement and the documents contemplated hereby and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Buyer hereunder and thereunder.

                  B. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary actions on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

                  C. The execution, delivery and performance by Buyer of this Agreement and the documents contemplated hereby (i) do not require the consent of any third party; (ii) will not conflict with the Articles of Incorporation or By-Laws of Buyer; (iii) will not conflict with, result in a breach of, or constitute a default under, any law, judgment, order, injunction, regulation or ruling of any Court or Governmental Instrumentality; or (iv) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound, that may impair Buyer's ability to acquire or operate the Assets.

                  D. No representation or warranty made by Buyer in this Agreement or in any certificate or other document furnished by Buyer pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is required to make any statement made herein or therein not misleading.

         6. Representations, Covenants and Warranties of Seller. As a material inducement to Buyer to enter into this Agreement, Seller makes the following representations, covenants and warranties:

                  A. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. Seller has all requisite power and authority (i) to own, lease and use the Assets as now owned, leased and used, (ii) to conduct the business and operations associated with the Assets as now conducted and (iii) to execute and deliver this Agreement and the documents contemplated hereby and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Seller hereunder and thereunder.

                  B. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary actions on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding


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obligation of Seller, enforceable against it in accordance with its terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

                  C. The execution, delivery, and performance by Seller of this Agreement and the documents contemplated hereby (i) do not require the consent of any third party, or such consent has been obtained, (ii) will not conflict with, result in a breach of, or constitute a default under, any law, judgement, order, rules, regulation or ruling of any court of governmental instrumentality,
(iii) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under or accelerate or permit the acceleration of any performance required by the terms of any agreement instrument license or permit to which Seller is a party or by which Seller may be bound and (iv) will not create any claim, liability, mortgage, lien, pledge condition charge or encumbrance of any nature whatsoever upon any of the Assets.

                  D. Seller has good and marketable title to or, where applicable, a valid and insurable leasehold interest in the Assets free and clear of all liens and encumbrances. The Assets are all of the properties and assets required to legally conduct the Outdoor Advertising Business as currently conducted, and immediately after consummation of the transactions contemplated herein, Buyer will be entitled to use the Assets free and clear of all liens and encumbrances.

                  E. Neither Seller nor any shareholder, employee, or agent of Seller has incurred any obligation for any finder's, broker's, or agent's fee in connection with the transactions contemplated hereby.

                  F. The Permits listed on Exhibit D constitute all the governmental authorizations required from any governmental or regulatory authority for the lawful conduct of the Outdoor Advertising Business and operation of the Assets in the manner and to the full extent they are now conducted. None of these governmental or regulatory authorities has modified or otherwise changed its permitting ordinances in any material respect since the issuance of the Permits. None of the Permits is subject to any restriction or condition that would limit Buyer's full operation of the Assets or the Outdoor Advertising Business as now operated following Closing. The Permits are in full force and effect and the current conduct of the Outdoor Advertising Business and operation of the Assets is in full accord therewith. Seller has no reason to believe that any of the Permits will not continue to remain in effect following Closing.

                  G. The Billboards listed on Exhibit A and the tangible personal property listed on Exhibit C constitute all items of tangible personal property necessary to conduct Outdoor Advertising Business at each of the Billboard locations as now conducted. Seller owns and has good title to each Billboard and other item of tangible personal property and,


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except as disclosed on Exhibit G, none is subject to any security interest, mortgage, pledge, conditional sales agreement or other lien or encumbrance, except for liens for current taxes not yet due and payable.

                  H. The Land Leases, Sign Leases, and Service Contracts listed on Exhibits B, E, and F, respectfully, constitute all the Land Leases, Sign Leases, and Service Contracts associated with the operation of the Billboards and the Outdoor Advertising Business. Seller has delivered to Buyer true and complete copies of all such Land Leases, Sign Leases, and Services Contracts and all of the Land Leases, Sign Leases and Service Contracts are in full force and effect and are valid, binding and enforceable in accordance with their terms. Seller has full legal power and authority to assign its rights under such Land Leases, Sign Leases, and Service Contracts to Buyer in accordance with this Agreement and such assignment will not affect the validity, enforceability or continuation of any of the assigned Land Leases, Sign Leases, and Service Contracts.

                  I. No consent, approval, permit or authorization of or declaration to or filing with any governmental or regulatory authority or any other third party is required (i) to consummate this Agreement and the transactions contemplated hereby (ii) to permit Seller to assign or transfer the Assets to Buyer or (iii) to enable Buyer to conduct the business and operations associated with the Assets in essentially the same manner as such business and operations are now conducted.

                  J. There is no claim, legal action, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment in progress or pending, or to the knowledge of Seller threatened, against Seller with respect to its ownership or operation of the Assets nor does Seller know or have reason to be aware of any basis for the same.

                  K. Seller has complied with all laws, rules, and regulations of all federal, state and local governments concerning the environment, public health and safety and no complaint, charge or notice has been filed or commenced against Seller in connection with its ownership or operation of the Assets alleging any failure to comply with any such law, rule or regulation.

                  L. The books of account of Seller have been kept accurately in all material respects in the ordinary course of its business; the transactions entered therein represent bona fide transactions; and the revenues, expenses, assets, and liabilities of Seller have been properly recorded in such books.

                  M. All the Billboards are constructed within the boundaries of the applicable Land Lease, and each Land Lease provides adequate access to and from a public road.



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                  N. Seller is aware of no structural or latent defects in any of the Assets.

                  O. No representation or warranty made by Seller in this Agreement or in any certificate, document or other instrument furnished or to be furnished by Seller pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact that is required to make any statement made herein or therein not misleading.

         7. Due Diligence Period. Buyer shall have a period of up to thirty (30) days after full execution of this Agreement (the "Due Diligence Period") to inspect the Assets and the books and records of the Outdoor Advertising Business and to conduct such other inspections or investigations to confirm the feasibility and suitability of the Assets for Buyer's purposes. If Buyer is dissatisfied, in its sole discretion, with the results of such inspections and investigations for any reason, then Buyer shall be entitled to terminate this Agreement prior to the expiration of the Due Diligence Period and receive a return of any and all deposits paid hereunder. Seller shall permit Buyer and Buyer's authorized representatives full access to, and make available for inspection, all of the Assets and business premises of Seller and shall furnish Buyer all documents, records, and information with respect to the affairs of Seller as Buyer and its representatives may reasonably request, all for the purpose of permitting Buyer to become familiar with the Assets, the Outdoor Advertising Business, and liabilities of Seller. In connection therewith, Buyer, its agents and representatives, shall have the right of access to the Assets for purposes of conducting surveys, soil tests, market studies, engineering tests, and such other tests, investigations, studies and inspection as Buyer deems desirable, provided that all of the same shall be conducted at Buyer's expense.

         8. Prorations; Closing Expenses. At the time of Closing, Seller shall provide Buyer with a schedule of all rental payments and revenues received by Seller for periods from and after the date of Closing. The aggregate amount of all such prepaid revenues shall be deducted from the purchase price at Closing. All normal and customarily proratable items, including without limitation, real estate taxes and assessments, personal property taxes and assessments, utility bills, alarm and security bills, and rents, shall be prorated as of the date of Closing, Seller being charged and credited for all of the same up to such date and Buyer being charged and credited for the same on and after such date. If the actual amounts to be prorated are not known at the time of Closing, the prorations shall be made on the basis of the best evidence then available, and thereafter, when actual figures are received, a cash settlement will be made between Seller and Buyer. All deposits held by Seller under Sign Leases shall be credited in favor of Buyer against the purchase price.

         9. Buyer's Conditions Precedent. Except as may be waived in writing by Buyer, the obligations of Buyer hereunder are subject to the fulfillment at or before the Closing of each of the following conditions:


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                  A. Each representation and warranty of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing;

                  B. Seller shall have performed and complied with all covenants or conditions required by this Agreement to be performed and complied with by Seller at or before Closing;

                  C. No suit, action, order, or other proceeding by any court or governmental body or agency shall have been threatened in writing, asserted, instituted, or entered to restrain or prohibit carrying of the transactions contemplated by this Agreement;

                  D. No material, adverse, undisclosed condition or material, adverse change in the Outdoor Advertising Business or the Assets shall have occurred;

                  E. Seller shall have received all consents and approvals, if any, necessary to consummate the transactions contemplated hereby; and

                  F. Buyer shall have received all estoppel certificates, consents, and non-disturbance and recognition agreements required to be delivered hereunder.

         10. Seller's Conditions Precedent. Except as may be waived in writing by Seller, the obligations of Seller hereunder are subject to the fulfillment at or before Closing of each of the following conditions:

                  A. Each representation and warranty of Buyer contained in this Agreement shall be true and correct in all material respects as of Closing;

                  B. Buyer shall have performed and complied with all covenants or conditions required by this Agreement to be performed and complied with by it at or before Closing;

                  C. No order by any court or governmental body or agency shall have been entered to restrain or prohibit the consummation of the transactions contemplated herein.

         11. Closing. The Closing hereunder shall occur on August 29, 1996, at the Buyer's Orlando, Florida offices and the parties shall mutually agree upon such date.

         12. Documents for Closing. Upon the Closing hereof, Seller shall deliver the following documents to Buyer:



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                  A. Duly executed Warranty Bill of Sale, Assignment of Land
Leases, Assignment of Sign Leases, Assignment of Permits and other transfer documents which shall be sufficient to vest and fully warrant good and marketable title to the Assets in the name of Buyer, free and clear of all mortgages, liens, restrictions, encumbrances and obligations except for liens for current taxes not yet due and payable;

                  B. All original documents of Land Leases, Sign Agreements, Service Agreements, Permits and all records and correspondence with regard to the Assets being sold hereunder;

                  C. Estoppel certificates of the lessors of all leasehold and subleasehold interests included in the real property interests conveyed hereunder (substantially in the form as set forth in Exhibit G attached hereto) and any consents of third parties which enable Seller to transfer, assign and convey the Assets to Buyer;

                  D. A certificate, dated as of the Closing Date, executed on by Seller, certifying that these representations and warranties of Seller contained in this Agreement are true and complete in all material respects as of the Closing Date as though made on and as of that date and that Seller has in all material respects performed and complied with all of its obligations, covenants and agreement set forth in this Agreement to be performed and complied with on or prior to the Closing Date; and

                  E. Any other documents reasonably necessary for the consummation of the transactions contemplated hereby.

         13. Further Assurances. At any time before or after Closing, Seller agrees to execute, acknowledge and deliver all instruments reasonably requested by Buyer in order to consummate the transactions contemplated by this Agreement and to fully vest in Buyer the ownership of the Assets from and after the Closing. Promptly upon receipt of any rental payments under the Sign Leases for periods after the Closing, Seller shall pay over to Buyer all such payments.

         14. Default. If Buyer shall breach any material representation, warranty, or covenant contained herein, then the entire earnest money deposit paid hereunder shall be paid to Seller and Seller may undertake any and all legal and equitable actions, including, without limitation, a suit for specific performance. If Seller shall breach any material representation, warranty, or covenant contained herein, Buyer, in addition to obtaining a refund of its earnest money deposit, may undertake any and all legal and equitable actions, including without limitation, a suit for specific performance. Seller acknowledges that a refusal by Seller to consummate the transactions contemplated hereby will cause irrevocable harm to Buyer, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Buyer shall be entitled,


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in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief.

         15. Indemnification Provisions.

                  A. Indemnification by Seller. After the Closing, and regardless of any investigation made at any time by or on behalf of Buyer or any information Buyer may have, Seller hereby agrees to indemnify and hold Buyer and its officers, directors, employees, and representatives harmless against and with respect to, and shall reimburse Buyer and its officers, directors, employees, and representatives for:

                           (i) Any and all losses, liabilities, or damages
resulting from the operation or ownership of the Outdoor Advertising Business prior to the Closing, including without limitation any environmental liabilities and liabilities arising under the Land Leases, Sign Leases, Service Agreements, or any other source to the extent such liabilities relate to events occurring prior to the Closing Date, or resulting from any other obligations of Seller that are not assumed by Buyer pursuant to this Agreement, including without limitation any liabilities arising at any time under any contract that is not assumed hereunder.

                           (ii) Any loss, liability, obligation, or cost
resulting from any agreement with any finder, broker, advisor, or similar person retained by or on behalf of Seller relating to the transactions contemplated by this Agreement.

                           (iii) Any and all out-of-pocket costs and expenses,
including reasonable legal fees and expenses, of any incident to the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

                  B. Indemnification by Buyer. After the Closing, and regardless of any investigation made at any time by or on behalf of Seller or any information Seller may have, Buyer hereby agrees to indemnify and hold Seller and Seller's officers, directors, employees, and representatives harmless against and with respect to, and shall reimburse Seller and each Seller's officers, directors, employees, and representatives for:

                           (i) Any and all obligations of Seller assumed by
Buyer pursuant to this Agreement.

                           (ii) Any and all losses, liabilities, or damages
resulting from the operation or ownership of the Outdoor Advertising Business after the Closing.



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                           (iii) Any loss, liability, obligation, or cost
resulting from any agreement with any finder, broker, advisor, or similar person retained by or on behalf of Buyer relating to the transactions contemplated by this Agreement.

                           (iv) Any and all out-of-pocket costs and expenses,
including reasonable legal fees and expenses, incident to any action, suit, proceeding, claim, demand, assessment, or judgment incident to the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

                  C. Procedure for Indemnification. The procedure for indemnification shall be as follows:

                           (i) The party claiming indemnification (the
"Claimant") shall promptly give written notice to the party from which indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying in reasonable detail the factual basis for the claim.

                           (ii) With respect to claims solely between the
parties, following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have thirty days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party and its authorized representatives the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree at or prior to the expiration of the thirty-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim. If the Claimant and the Indemnifying Party do not agree within the thirty-day period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate remedy at law or equity.

                           (iii) With respect to any claim by a third party as
to which the Claimant is entitled to indemnification under this Agreement, if the Indemnifying Party notifies the Claimant in writing within ten days of its receipt of notice from the Claimant of the third-party claim that the Indemnifying Party acknowledges its potential liability to the Claimant under this Agreement, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party fails timely to notify the Claimant in writing that the Indemnifying Party acknowledges its potential liability to the Claimant under this Agreement or if the Indemnifying Party does not elect to assume control or otherwise participate in the


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defense of any third-party claim, the Indemnifying Party shall be bound by the results obtained by the Claimant with respect to such claim.

                           (iv) If a claim, whether between the parties or by a
third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

                           (v) For the purpose of the procedures set forth in
this Section, any indemnification claim by any officer, director, employee, or representative of Buyer shall be made by and through Buyer, and any indemnification claim by any officer, director, employee, or representative of any Seller shall be made by and through such Seller.

         16. Survival. All representations, warranties and indemnifications contained in this Agreement shall be deemed continuing representations, warranties and indemnifications and shall survive the Closing.

         17. Attorneys Fees. In the event of a default or breach hereunder by either party which results in a lawsuit or other proceeding for any remedy available under this Agreement, the prevailing party shall be entitled to reimbursement from the other party of its reasonable legal fees and expenses, including on appeals and bankruptcy proceedings.

         18. Physical Condition. Except as expressly provided in this Agreement to the contrary, Buyer and Seller agree that the Assets are being sold "as is" as to their physical condition existing at the time of execution of this Agreement.

         19. Controlling Law. Any dispute which may arise concerning this Agreement shall be resolved in accordance with the laws of the State of Florida and parties agree to venue in Pinellas County, Florida.

         20. Risk of Loss; Maintenance of Assets. The risk of any loss, damage, impairment, confiscation or condemnation of any of the Assets from any cause whatsoever shall be borne by Seller at all times prior to Closing. Seller shall maintain all of the Assets in their condition as of the date of this Agreement (ordinary wear and tear excepted), and use, operate and maintain all of the Assets in a reasonable manner. Seller shall maintain inventories of parts and supplies at levels consistent with past practices. If any insured or indemnified loss, damage, impairment, confiscation, or condemnation of or to any of the Assets occurs, Seller shall repair, replace, or restore such Assets to their prior condition as soon thereafter as possible (and at Buyer's option, prior to Closing), and Seller shall use the proceeds of any insurance or other recovery solely to repair, replace, or restore such Assets. Seller shall maintain the existing levels of insurance on the Assets. In the event of any loss, damage, impairment, confiscation, or condemnation of any of the Assets, if restoration or replacement has not occurred prior to Closing, Buyer shall be entitled to elect to delay the Closing until such restoration or replacement is completed or


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close the transaction and receive from Seller a transfer or assignment of all insurance proceeds or other compensation applicable thereto.

         21. Notices. All notices, demands, and requests required or permitted to be given under this Agreement shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same day local courier service, or (d) delivered by telecopy or facsimile transmission, to the address set forth below, or to such other address as may be designated by the parties from time to time in accordance with this section.


If to Seller:              Boardworks Outdoor Advertising Company, Inc.
                           P.O. Box 67
                           San Antonio, Florida 33576
                           Attention:       Larry Roberts
                           Fax:             (352) 567-6911
                           Phone:           (352) 567-6069

with a copy to:            Mitchell I. Horowitz, Esq.
                           Fowler, White et al.
                           501 East Kennedy Boulevard
                           Tampa, Florida 33601
                           Fax:             (813) 229-8313
                           Phone:           (813) 228-7411

If to Buyer:               Paxson Outdoor, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, Florida 33401-6233
                           Attention:       Lowell W. Paxson
                           Fax:             (561) 655-9424
                           Phone:           (561) 659-4122

         Notice delivered personally, by overnight express delivery service or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing. Notices delivered by telecopy or facsimile transmission shall be deemed given upon confirmation of the transmission.

         22. Entire Agreement. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof and cannot be amended, supplemented or changed except by an Agreement in writing signed by the party against which enforcement of any such amendment, supplement, or modification is sought.

         23. Binding Effect. This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, estates, devisees, successors, and assigns.

         24. Severability. If any portion of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision were amended.

         25. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

In the Presence of:
                                             "Seller"
                                             BOARDWORKS OUTDOOR
                                             ADVERTISING COMPANY, INC.


---------------------------------            ----------------------------------
                                             By:
                                                -------------------------------
                                             Its: PRESIDENT
                                                 ------------------------------

---------------------------------
As to "Seller"

                                             "Buyer"
                                             PAXSON OUTDOOR, INC.



---------------------------------            ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

---------------------------------
As to "Buyer"

STATE OF FLORIDA                           ]
                                           ]
COUNTY OF _________________                ]

         I, _______________________________, a Notary Public in and for the
State of Florida, do hereby certify that ___________________________ the duly authorized ____________________ of Boardworks Outdoor Advertising Company, Inc., personally appeared before me in said jurisdiction and acknowledged executing the foregoing Purchase Agreement on behalf of the corporation. He is personally known to me or has produced _____________________________ as identification.

         Given under my signature and seal this _____ day of August, 1996.


                                       ____________________________________
[SEAL]                                 Notary Public



STATE OF FLORIDA                           ]
                                           ]
COUNTY OF PALM BEACH                       ]

         I, Lori E. Closson, a Notary Public in and for the State of Florida, do hereby certify that _______________________________, the duly authorized __________________ of Paxson Outdoor, Inc., personally appeared before me in said jurisdiction and acknowledged the foregoing Purchase Agreement on behalf of the corporation. He is personally known to me.

         Given under my signature and seal this _____ day of August, 1996.


                                       ____________________________________
[SEAL]                                 Notary Public

                                    EXHIBIT A

                                    ---------

The parties acknowledge that the following is a list of the Billboards to be transferred from Seller to Buyer as part of this Purchase Agreement. Billboards as referenced below shall mean a single advertising structure each having two or four faces with the indicated dimensions including all related equipment located above and below ground at each site:

                         [ADD DESCRIPTION OF BILLBOARDS]

                                    EXHIBIT B


            [ADD LISTING OF LAND LEASES THEIR LOCATION AND DURATION]

                                    EXHIBIT C


                      [ADD DESCRIPTION OF TANGIBLE PERSONAL
                         PROPERTY OTHER THAN BILLBOARDS]

                                    EXHIBIT D


                      [ADD LISTING AND LOCATION OF PERMITS]

                                    EXHIBIT E


                          [ADD LISTING OF SIGN LEASES]

                                    EXHIBIT F


Manufacturing/Warehouse/Office Lease dated November 4, 1994 between First Pasco Service Corp. and Boardworks Outdoor.

                                    EXHIBIT G

                                PERSONAL PROPERTY
                               SECURITY INTERESTS

                                    EXHIBIT H

                          LESSOR'S ESTOPPEL CERTIFICATE

TO:  Paxson Outdoor, Inc.

         _________________________________________ ("Lessor"), certifies to
Paxson Outdoor, Inc. as follows:


I.       Lessor's correct legal name is __________________ __________________, and Lessor is a _______________________ organized and existing under the laws of the State of __________.

         1. Lessor is the owner of the property described on attached Exhibit A (the "Demised "Premises"). Lessor leases the Demised Premises to _____________________________________ __________________________ ("Lessee"),
pursuant to a ____________________________________ __________________ dated
_____________________________ (the "Lease"). True copies of the Lease and any amendments are attached to this certificate as Exhibit B.

         2. The Lease (a) is in full force and effect according to its terms;
(b) has not been otherwise amended, assigned or modified; (c) has not been terminated or superseded, nor has Lessor's performance of Lessor's obligations under the Lease been waived in any material respect; and (d) constitutes the entire agreement between Lessor and Lessee with respect to the Demised Premises.

         3. Lessor has not received notice of a prior transfer, assignment, hypothecation or pledge by Lessee of any of Lessee's interest in the Lease.

         4. Lessor is not in default with respect to any obligations to the other under the Lease.

         5. To the knowledge of Lessor, Lessee is not in default with respect to any obligations under the Lease and no condition exists that, with the passage of time or giving of notice, would constitute a default.

         6. No actions, voluntary or otherwise, involving Lessor are pending in connection with any bankruptcy, reorganization, or insolvency proceedings under federal or state laws.

         7. Lessor acknowledges that you are purchasing an assignment of Lessee's leasehold interest in reliance upon this certificate, and hereby consents to such assignment.

         IN WITNESS WHEREOF, Lessor has executed this certificate, this ______ day of ____________, 19____.



                                    _______________________________________
                                    "LESSOR"

                               CLOSING STATEMENT

       This Closing Statement is delivered in connection with the consummation of the transaction contemplated by the Purchase Agreement dated as of August 29, 1996 (the "Purchase Agreement"), by and between Paxson Outdoor, Inc., a Florida corporation ("Buyer") and Boardworks Outdoor Advertising Company, Inc., a Florida corporation ("Seller").

       The undersigned acknowledge and agree that the Purchase Price payable at the Closing (as those terms are defined in the Purchase Agreement) shall be as set forth in Exhibit A hereto, subject to final adjustment and payment as provided in Section 8 of the Purchase Agreement.

       This Closing Statement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

       IN WITNESS WHEREOF, the undersigned have executed this Closing Statement as of August 29, 1996.

                                     PAXSON OUTDOOR, INC.



                                     By:   /s/
                                         ---------------------------------
                                     Its:      Secretary



                                     BOARDWORKS OUTDOOR ADVERTISING
                                     COMPANY, INC.



                                     By:   /s/
                                          --------------------------------
                                     Its:     President
                                          --------------------------------

                                   EXHIBIT A
                               CLOSING STATEMENT

                                --------------


A.       Calculation of Purchase Price:

             Boardworks Outdoor Advertising Company, Inc.

                    Prorations                                      $      759.32
                    Cash Payment                                     1,300,000.00
                                                                    -------------
                                            Total                   $1,300,759.32

 B.      Disbursements To or For Seller:

         1. Wire transfer from Buyer to:                            $1,200,759.32
                 Wauchula State Bank
                 ABA# 0631 0492 7
                 "Online with Federal Reserve"
                 To Credit Boardworks Outdoor Advertising Company, Inc.
                 Account # 1119079

         2. Wire transfer from First Union to Wauchula              $  100,000.00
                                                                    -------------

                                                                    -------------
                                            GRAND TOTAL             $1,300,759.32








                  BOARDWORKS OUTDOOR ADVERTISING COMPANY, INC.
                       TANGIBLE TAXES PRORATION WORKSHEET



                                                                  TAXES THIS            PRORATION
                                                                  YEAR IF NO              DATE
                                                                    BUDGET           AUGUST 29,1996      DUE TO
                    SIGN #                     FOLIO #              CHANGE               124/365         SELLER
         -----------------------------------------------------------------------------------------------------------
         PASCO COUNTY

         BPA051-BPA052                   B 00831 101               416.09             0.339726          141.36
         BPA053-BPA054                   B 00831 102               416.09             0.339726          141.36
         BPA055-BPA058                   B 00831 103               312.66             0.339726          106.22
         BPA059-BPA062                   B 00831 104               293.71             0.339726           99.78
         BPA063-BPA066                   B 00831 105               304.75             0.339726          103.53

         BPAOOI-BPA004                   B 00831 106

         BPA005-BPA008                   B 00831 106
         BPA009-BPA012                   B 00831 1O6
         BPA013-BPA014                   B 00831 106
         BPA015-BPA018                   B 00831 106
         BPA031-BPA032                   B 00831 106
         BPA037-BPA038                   B 00831 106
         BPA039-BPA040                   B 00831 106
         BPA041-BPA042                   B 00831 106
         BPA043-BPA046                   B 00831 106
         BPA047                          B 00831 106
         BPA048-BPA051                   B 00831 106
         BPA052                          B 00831 106
         BPA053-BPA054                   B 00831 106               304.75             0.339776           03.53

         BPA075-BPA076                   B 00831 107               275.17             0.339726           93.48

         HERNANDO COUNTY

         BHE019-BHE020                   P-009920-000
         BHE021-BHE027                   P-009920-000
         BHE023-BHE024                   P-009920-000
         BHE025-BHE076                   P-009920-000
         BHE027-BHE079                   P-009920-000
         BHE029-BHE030                   P-009920-000
         BHU033-BHE034                   P-009920-000
         BHE035-BHE036                   P-009920-000
         BHE057-BHE060                   P-009920-000              508.57             0.339726          172.77

         POLK COUNTY



         BPO055-BPO056                   11 303750                 159.45             0.339726           54.17
                                                                                                     ---------
                                                                                                     $1,016.20
                                                                                                     =========

                                    Summary

Type                               Credit to Buyer                 Due Seller
----                               ---------------                 ----------
Rent Expense/Monthly                                                $    0.00
Rent Expense/Other                                                  $  758.06
Tangible Taxes
Permits                                                             $  707.46
Receivables
Ad Revenue/Monthly                   $1,550.00
Electric Deposits                                                   $1,860.00
                                     ---------                      ---------
Totals                               $1,550.00                      $3,325.52
Tangible Tax                         $1,016.20
Net Due to Seller                                                                   $759.32

                             Rent Expenses_Monthly

Landowmer              GR_mo                Pro-Rations/days             August Amt. paid                Due to Seller
---------              -----                ----------------             ----------------                -------------
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
Orsi                  $25.00                              0                        $25.00                        $0.00
H&S                   $50.00                              0                        $50.00                        $0.00
H&S                   $50.00                              0                        $50.00                        $0.00
H&S                   $50.00                              0                        $50.00                        $0.00
H&S                   $50.00                              0                        $50.00                        $0.00
Scotty's              $53.00                              0                        $53.00                        $0.00
Scotty's              $53.00                              0                        $53.00                        $0.00
Stor-ette             $25.00                              0                        $25.00                        $0.00
Stor-ette             $25.00                              0                        $25.00                        $0.00
Stor-ette             $25.00                              0                        $25.00                        $0.00
Stor-ette             $25.00                              0                        $25.00                        $0.00
Melton                $75.00                              0                        $75.00                        $0.00
Melton                $75.00                              0                        $75.00                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
One Pasco             $53.00                              0                        $53.00                        $0.00
One Pasco             $53.00                              0                        $53.00                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Jan Jan               $53.00                              0                        $53.00                        $0.00
Jan Jan               $53.00                              0                        $53.00                        $0.00
Tri County           $150.00                              0                       $150.00                        $0.00
Tri County           $150.00                              0                       $150.00                        $0.00
Quach                 $75.00                              0                        $75.00                        $0.00
Quach                 $75.00                              0                        $75.00                        $0.00
Schwendeman           $25.00                              0                        $25.00                        $0.00
Schwendeman           $25.00                              0                        $25.00                        $0.00


                             Rent Expenses_Monthly

Schwendeman           $25.00                              0                        $25.00                        $0.00
Schwendeman           $25.00                              0                        $25.00                        $0.00
Harris               $100.00                              0                       $100.00                        $0.00
Harris               $100.00                              0                       $100.00                        $0.00
Wendy's               $27.50                              0                        $27.50                        $0.00
Wendy's               $27.50                              0                        $27.50                        $0.00
Wendy's               $27.50                              0                        $27.50                        $0.00
Wendy's               $27.50                              0                        $27.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Melton                $83.50                              0                        $83.50                        $0.00
Oliver                $50.00                              0                        $50.00                        $0.00
Oliver                $50.00                              0                        $50.00                        $0.00


                   $3,097.00                                                    $3.097.00                        $0.00

                              Rent Expenses_Other

Landowmer              GR_mo                Pro-Rations/days              Paid up to 12/1                Due to Seller
---------              -----                ----------------              ---------------                -------------
Dame                 $125.00                              91                      $375.00                      $379.03
Dame                 $125.00                              91                      $375.00                      $379.03
                     -------                                                      -------                      -------
                     $250.00                                                      $750.00                      $758.06

                                    Permits

Face ID                     DOT #                 Annual Fees                 Proration                  Due Seller
-------                     -----                 -----------                 ---------                  ----------
BOA001                      BJ295-35                      $35                       137                      $13.10
BOA002                      BJ296-35                      $35                       137                      $13.10
BOA003                      BJ295-35                      $35                       137                      $13.10
BOA004                      BJ296-35                      $35                       137                      $13.10
BOA005                      BJ297-35                      $35                       137                      $13.10
BOA006                      BJ298-35                      $35                       137                      $13.10
BOA007                      BJ297-35                      $35                       137                      $13.10
BOA008                      BJ298-35                      $35                       137                      $13.10
BOA009                      BK129-35                      $35                       137                      $13.10
BOA010                      BK130-35                      $35                       137                      $13.10
BOA011                      BK129-35                      $35                       137                      $13.10
BOA012                      BK130-35                      $35                       137                      $13.10
BOA013                      BJ370-35                      $35                       137                      $13.10
BOA014                      BJ371-35                      $35                       137                      $13.10
BOA015                      BK523-35                      $35                       137                      $13.10
BOA016                      BK522-35                      $35                       137                      $13.10
BOA017                      BK523-35                      $35                       137                      $13.10
BOA018                      BK522-35                      $35                       137                      $13.10
BOA019                      BK435-35                      $35                       137                      $13.10
BOA020                      BK436-35                      $35                       137                      $13.10
BOA021                      BK904-35                      $35                       137                      $13.10
BOA022                      BK905-35                      $35                       137                      $13.10
BOA023                      BK910-35                      $35                       137                      $13.10
BOA024                      BK911-35                      $35                       137                      $13.10
BOA025                      BK912-35                      $35                       137                      $13.10
BOA026                      BK913-35                      $35                       137                      $13.10
BOA027                      BK902-35                      $35                       137                      $13.10
BOA028                      BK903-35                      $35                       137                      $13.10
BOA029                      BK629-35                      $35                       137                      $13.10
BOA030                      BK630-35                      $35                       137                      $13.10
BOA031                      BL311-35                      $35                       137                      $13.10
BOA032                      BL310-35                      $35                       137                      $13.10
BOA033                      BJ908-35                      $35                       137                      $13.10
BOA034                      BK909-35                      $35                       137                      $13.10
BOA035                      BK730-35                      $35                       137                      $13.10
BOA036                      BL731-35                      $35                       137                      $13.10
BOA037                      BL474-35                      $35                       137                      $13.10
BOA038                      BJ473-35                      $35                       137                      $13.10
BOA039                      BJ082-35                      $35                       137                      $13.10
BOA040                      BJ083-35                      $35                       137                      $13.10
BOA041                      BM832-35                      $35                       137                      $13.10


                                    Permits

BOA042                      BM833-35                      $35                       137                      $13.10
BOA043                      BJ085-35                      $35                       137                      $13.10
BOA044                      BJ084-35                      $35                       137                      $13.10
BOA045                      BJ085-35                      $35                       137                      $13.10
BOA046                      BJ084-35                      $35                       137                      $13.10
BOA047                      BK744-35                      $35                       137                      $13.10
BOA048                      BK745-35                      $35                       137                      $13.10
BOA049                      BJ195-35                      $35                       137                      $13.10
BOA050                      BJ194-35                      $35                       137                      $13.10
BOA051                      BJ195-35                      $35                       137                      $13.10
BOA052                      BJ194-35                      $35                       137                      $13.10
BOA053                      BM349-35                      $35                       137                      $13.10
BOA054                      BM350-35                      $35                       137                       $0.00
BOA055                                                                              137                       $0.00
BOA056                                                                              137                      $13.10

                                                       ------                                               -------
                                                       $1,890                                               $707.46


                                 Ad Rev-Monthly

Face ID                     Advertiser             Net Income                 Proration                Credit Buyer
-------                     ----------             ----------                 ---------                ------------
BOA001                      Columbia Regional            $275                         0                       $0.00
BOA002                      Peterson Insurance           $275                         0                       $0.00
BOA003                      Dade City Hospital           $275                         0                       $0.00
BOA004                      Ancient Oaks                 $300                         0                       $0.00
BOA005                      Beef O'Brady                 $275                         0                       $0.00
BOA006                      Columbia Regional            $275                         0                       $0.00
BOA007                      Avail                          $0                         0                       $0.00
BOA008                      Avail                          $0                         0                       $0.00
BOA009                      East Pasco Interiors         $250                         0                       $0.00
BOA010                      Avail                          $0                         0                       $0.00
BOA011                      Zephyrhills Dental           $300                         0                       $0.00
BOA012                      Zephyrhills Dental           $200                         0                       $0.00
BOA013                      Dade City Hospital           $400                         0                       $0.00
BOA014                      Avail                          $0                         0                       $0.00
BOA015                      Avail                          $0                         0                       $0.00
BOA016                      Avail                          $0                         0                       $0.00
BOA017                      Avail                          $0                         0                       $0.00
BOA018                      Dade City Hospital           $275                         0                       $0.00
BOA019                      Century 21-Corp              $350                         0                       $0.00
BOA020                      Gavish Hall Cent 21          $250                         0                       $0.00
BOA021                      Marathon                     $800                         0                     $800.00
BOA022                      Racetrac                     $650                         0                       $0.00
BOA023                      Big Top Flea                 $650                         0                       $0.00
BOA024                      Glen Lakes                   $600                         0                       $0.00
BOA025                      Florida Aquarium             $765 n/a                     0                       $0.00
BOA026                      Columbia Regional            $630                         0                       $0.00
BOA027                      Comfort Inn                  $750                        30                     $750.00
BOA028                      Silverthorn                  $800                         0                       $0.00
BOA029                      Columbia Regional            $630                         0                       $0.00
BOA030                      Sugar Mill                   $700                         0                       $0.00
BOA031                      Texaco/Blimpie's             $400                         0                       $0.00
BOA032                      Columbia Regional            $630                         0                       $0.00
BOA033                      Avail                          $0                         0                       $0.00
BOA034                      Glen Lakes                   $600                         0                       $0.00
BOA035                      Jim Quinlan Ford             $600                         0                       $0.00
BOA036                      Jim Quinlan Ford             $600                         0                       $0.00
BOA037                      Avail                          $0                         0                       $0.00
BOA038                      Avail                          $0                         0                       $0.00
BOA039                      Lone Star                    $450                         0                       $0.00
BOA040                      Krystals                     $500                         0                       $0.00
BOA041                      Pit Boss BBQ                 $550                         0                       $0.00
BOA042                      Silverthorn                  $630                         0                       $0.00


                                 Ad Rev-Monthly

BOA043                      Avail                          $0                         0                        $0.0
BOA044                      Our Father's Business        $300                         0                       $0.00
BOA045                      Mcbath                         $0                         0                       $0.00
BOA046                      Avail                          $0                         0                       $0.00
BOA047                      Avail                          $0                         0                       $0.00
BOA048                      Avail                          $0                         0                       $0.00
BOA049                      Stevens Pools                $250                         0                       $0.00
BOA050                      Stevens Pools                $250                         0                       $0.00
BOA051                      LOL Transmission             $300                         0                       $0.00
BOA052                      Columbia Regional            $275                         0                       $0.00
BOA053                      Avail                          $0                         0                       $0.00
BOA054                      Avail                          $0                         0                       $0.00
BOA055                      Avail                          $0                         0                       $0.00
BOA056                      Avail                          $0                         0                       $0.00

                                                      -------                                             ---------
                                                      $17,010                                             $1,550.00


                                      Deposits

Withlacoochee Electric
----------------------
BOA021                     $97.50
BOA022                     $97.50
BOA023                     $97.50
BOA025                     $97.50
BOA026                     $97.50
BOA027                     $97.50
BOA028                     $97.50
BOA029                     $97.50
BOA030                     $97.50
BOA031                     $97,50
BOA032                     $97.50
BOA033                     $97.50
BOA034                     $97.50
BOA035                     $97.50
BOA036                     $97.50

Florida Power

BOA039                     $75.00
BOA040                     $75.00
BOA041                     $75.00
BOA042                     $75.00

                        ---------
Total Deposits          $1,860.00

                                ESCROW AGREEMENT

   THIS IS AN AGREEMENT made and entered into this 15th day of August, 1996, by and among: Paxson Outdoor, Inc., a Florida corporation (hereinafter "Buyer"), Boardworks Outdoor Advertising Company, Inc., a Florida corporation (hereinafter "Seller"), and First Union National Bank of Florida (hereinafter "Escrow Agent").

   WHEREAS, Buyer and Seller have entered into a Purchase Agreement of even date herewith which provides for the assignment of the Assets (as therein defined) used in the operation of Seller's commercial billboard outdoor advertising business, all on the terms and conditions set forth in the Purchase Agreement; and

   WHEREAS, the Purchase Agreement provides that Buyer shall deposit in escrow with the Escrow Agent the sum of One Hundred Thousand Dollars ($100,000) to be deposited contemporaneously herewith (the "Escrow Deposit") upon the execution of the Purchase Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Buyer and Seller each appoint First Union National Bank of Florida as Escrow Agent to receive, hold, administer and deliver the Escrow Deposit and all interest earned thereon (collectively, the "Escrow Fund") in accordance with this Agreement and the Escrow Agent accepts such appointment, all subject to and upon the terms and conditions set forth in this Agreement.

       The Escrow Agent shall invest and reinvest the Escrow Fund as directed by Buyer. The Escrow Agent shall invest the Escrow Fund and the interest thereon only in U.S. government obligations maturing not more than 90 days from the date of purchase or in a money market account investing solely in U.S. government obligations.

         2. General Intention. Buyer herewith deposits the Escrow Fund with the Escrow Agent and the Escrow Agent acknowledges such deposit. The Escrow Agent shall dispose of the Escrow Fund in accordance with the express provisions of this Agreement and, except upon the terms and conditions of
Section 3 of this Agreement, shall not make, be required to make or be liable in any manner for its failure to make, any determination under the Purchase Agreement or any other agreement, including without limitation any determination of whether either Buyer or Seller has complied with the terms of the Purchase Agreement or is entitled to delivery of the Escrow Fund or to any other right or remedy thereunder.

         3. Release of Escrow Fund. The Escrow Agent shall hold the Escrow Fund as provided in this Section 3:

         3.1 Seller's Demand. If the Escrow Agent receives a written notice signed by Seller stating that Seller is entitled to any portion of the Escrow Fund and certifying that a copy of the notice has been delivered to Buyer in a manner specified in
Section 6, the Escrow Agent shall deliver a copy thereof to Buyer in a manner specified in Section 6 and, unless the Escrow Agent receives a written objection from Buyer within ten business days after the date of delivery of the notice to Buyer by the Escrow Agent as provided in Section 6, the Escrow Agent shall deliver to Seller the portion of the Escrow Fund claimed by Seller. If the Escrow Agent receives a written objection from Buyer, the Escrow Agent shall continue to hold the Escrow Fund until it has received written instructions signed by Seller and Buyer or a final non-appealable order of a court of competent jurisdiction, directing delivery of the Escrow Fund, in which case the Escrow Agent shall deliver the Escrow Fund in accordance with the instructions or order.

         3.2 Buyers Demand. If the Escrow Agent receives a written notice signed by Buyer stating that Buyer is entitled to any portion of the Escrow Fund and certifying that a copy of the notice has been delivered to Seller in a manner specified in Section 6, the Escrow Agent shall deliver a copy thereof to Seller in a manner specified in Section 6 and, unless the Escrow Agent receives a written objection from Seller within ten business days after the date of delivery of the notice to Seller as provided in Section 6, the Escrow Agent shall deliver to Buyer the portion of the Escrow Fund claimed by Buyer. If the Escrow Agent receives a written objection from Seller, the Escrow Agent shall continue to hold the Escrow Fund until it has received written instructions signed by Seller and Buyer or a final non-appealable order of a court of competent jurisdiction, directing delivery of the Escrow Fund, in which case the Escrow Agent shall deliver the Escrow Fund in accordance with the instructions or order.

         3.3 Court Order or Joint Instructions. Notwithstanding anything to the contrary in this Agreement:

                 (a) The Escrow Agent may deposit the Escrow Fund with the Clerk of any Court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of any Court proceedings. If at any time the Escrow Agent receives a final non-appealable order of a Court of competent jurisdiction directing delivery of the Escrow Fund, the Escrow Agent shall comply with the order or instructions.

                 (b) The Escrow Agent shall comply with written instructions signed by Seller and Buyer directing the delivery of the Escrow Fund. In this situation, the Escrow Agent's actions shall not be governed by any notice provisions or other objection period mechanisms noted above.

                 (c) Upon any delivery or deposit of the entire Escrow Fund as provided in this Section 3, the Escrow Agent shall and will thereupon be released and discharged from any and all further obligations arising in connection with this Agreement without further documents or action by Buyer or Seller.

       3.4 Partial Release of Escrow Fund. If the Escrow Agent disburses less than all of the Escrow Fund pursuant to any demand, Court Order, or joint instructions in accordance with this Agreement, that portion of the Escrow Fund not disbursed shall continue to be held in escrow by the Escrow Agent subject to the terms of this Agreement.

       4. Escrow Agent. The Escrow Agent shall not be liable under this Agreement except for its own gross negligence or willful misconduct. Except with respect to misconduct that are successfully asserted against the Escrow Agent, Buyer and Seller jointly and severally shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursement, arising out of or in connection with this Agreement.

       This Agreement expressly sets forth all of the duties of the Escrow Agent with respect to any and all matters pertinent to this Agreement. In performing its duties hereunder, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice instrument or other writing delivered to it under this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person signing such instrument or purporting to give any notice hereunder has been duly authorized to do so.

       The Escrow Agent may act in good faith pursuant to the advice of counsel with respect to any matter relating to this Agreement, including without limitation, any determination that a Court order is final and non-appealable.

       The Escrow Agent may only resign and be discharged from its duties or obligations hereunder if: (i) it has given written notice to the parties hereto of such resignation, specifying a date when such resignation shall take effect, and (ii) a replacement Escrow Agent has been selected and accepted by the parties. Should the parties not agree upon a replacement Escrow Agent, both parties agree to apply to a Court of competent jurisdiction for such a selection.

       5. Termination. This Agreement shall be terminated (a) upon the disbursement or release in accordance with this Agreement of the entire Escrow Fund, including the deposit of the Escrow Fund with the Clerk of any Court of competent jurisdiction in accordance with Section 3 or (b) by written consent signed by all parties. This Agreement shall not otherwise be terminated.

       6. Notices. All notices, requests, demands or other communications herein required to permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail.
It shall be deemed to have been
given, when delivered in person, upon receipt of telecopy of telex or seven business days after postage prepaid and properly addressed as follows:

         To Seller:               Boardworks Outdoor Advertising Company, Inc.
                                  Post Office Box #67
                                  San Antonio, FL 33576
                                  Fax:     [352] 567-6911
                                  Phone:   [352] 567-6069

         To Buyer:                Paxson Outdoor, Inc.
                                  601 Clearwater Park Road
                                  West Palm Beach, FL 33401
                                  Attention:  Lowell W. Paxson
                                  Fax No.: [407] 655-9424
                                  Phone:   [407] 659-4122

         To Escrow Agent:         First Union National Bank of Florida
                                  Corporate Trust Department
                                  225 Water Street, 3rd Floor (FLO122)
                                  Jacksonville, FL 32202
                                  Attention:  Richard Hann, Asst. V.P.
                                  Fax.:    [904] 361-7735
                                  Phone:   [904] 361-3160

         7. Escrow Fees. Buyer and Seller shall share equally and pay any fees due to the Escrow Agent for the services to be rendered by the Escrow Agent under this Agreement. Buyer and Seller shall share equally and pay for or reimburse the Escrow Agent upon request for all reasonable expenses, including reasonable attorneys' fees, incurred by it in the performance of its duties under this Agreement.

         8. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may voluntarily or involuntarily assign its interests under this Agreement without the prior written consent of the other parties hereto.

         9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

         10. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument,

         11. Entire Agreement. This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof.

         12. Amendments. Except as provided in Section 5, this Agreement may only be modified or terminated by a writing signed by all the parties hereto, and no waiver hereunder shall be effective unless embodied in a writing signed by the party to be charged.

         13. Tax Reporting. For tax reporting purposes, all interest earned on the Escrow Fund shall be deemed to be for the account of Buyer.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



Paxson Outdoor, Inc.               Boardworks Outdoor Advertising Co., Inc.




By: /s/                            By:  /s/
   ---------------------              --------------------

Its: Secretary                     Its: President
    --------------------                ------------------




First Union National Bank of Florida



By:
    ----------------------

Its:
    ----------------------




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